SUB-ITEM 77C


    The shareholders of MFS Capital Appreciation Portfolio, a series of MFS Variable Insurance Trust II, held a special meeting of shareholders on November 23, 2009. Shareholders represented in person or by proxy voted as follows:

        Item 1. Approval of the Plan of Reorganization providing for the transfer of all of the assets of MFS
              Capital Appreciation Portfolio to MFS Massachusetts Investors Growth Stock Portfolio, each a series of MFS Variable Insurance Trust II, in exchange solely for shares of beneficial interest in MFS
              Massachusetts Investors Growth Stock Portfolio and the assumption by MFS Massachusetts Investors
              Growth Stock Portfolio of the liabilities of MFS Capital Appreciation Portfolio, the distribution of MFS Massachusetts Investors Growth Stock Portfolio shares to the shareholders of MFS Capital
              Appreciation Portfolio in liquidation of MFS Capital Appreciation Portfolio, and the termination of
              MFS Capital Appreciation Portfolio.


              -------------------------------------------------------------
   --------------------------
                                         Number of Dollars       % of
   Outstanding    % of Dollars

    Dollars
   Present
              --------------------------------------------------------------
   ------------------------
              --------------------------------------------------------------
  -------------------------
              Affirmative                       240,195,782.4906
   84.719%          84.724%
              ---------------------------------------------------------------
  -------------------------
              ----------------------------------------------------------------
  ------------------------
              Against                            11,872,969.9204
    4.188%           4.188%
              ---------------------------------------------------------------
   -------------------------
              ---------------------------------------------------------------
   -------------------------
              Abstain                            31,434,582.3470
   11.087%          11.088%
              ----------------------------------------------------------------
  ------------------------
              --------------------------------------------------------------
    -------------------------
              Broker Non-Vote                              .0000
     .000%            .000%
              ----------------------------------------------------------------
   ------------------------
              ---------------------------------------------------------------
  -------------------------
              TOTAL                             283,503,334.7580
   99.994%          100.00%
              ----------------------------------------------------------------
  ------------------------



   The  shareholders  of MFS Mid Cap Value  Portfolio,  a series of MFS
  Variable
    Insurance  Trust II, held a special
  meeting of shareholders on November 23, 2009. Shareholders represented in person or by proxy voted as follows:

    Item 1. Approval of the Plan of Reorganization providing for the transfer of all of the assets of MFS Mid
              Cap Value Portfolio to MFS Value Portfolio, each a series of MFS Variable Insurance Trust II, in exchange solely for shares of beneficial interest in MFS Value Portfolio and the assumption by MFS
              Value Portfolio of the liabilities of MFS Mid Cap Value Portfolio, the distribution of MFS Value
              Portfolio shares to the shareholders of MFS Mid Cap Value Portfolio in liquidation of MFS Mid Cap
              Value Portfolio, and the termination of MFS Mid Cap Value
  Portfolio.


              --------------------------------------------------------------
   --------------------------
                                         Number of Dollars        % of
  Outstanding    % of Dollars
              -------------------------------------------------------------
  ---------------------------
              --------------------------------------------------------------
   --------------------------
              Affirmative                         9,854,643.8084
  79.234%          80.209%
              ---------------------------------------------------------------
   -------------------------
              --------------------------------------------------------------
   --------------------------
              Against                               556,826.8572
   4.477%           4.532%
              ----------------------------------------------------------------
   ------------------------
              ----------------------------------------------------------------
  ------------------------
              Abstain                             1,874,787.6167
  15.074%          15.259%
              ----------------------------------------------------------------
   ------------------------
              --------------------------------------------------------------
  --------------------------
              Broker Non-Vote                              .0000
  .000%            .000%
              --------------------------------------------------------------
  --------------------------
              -------------------------------------------------------------
  ---------------------------
              TOTAL                              12,286,258.2823
   98.785%          100.00%
              -----------------------------------------------------------
   -----------------------------